==============================================================================

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

      Date of Report (date of earliest event reported): January 11, 2005


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)

           DELAWARE                                    43-0618919
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
 incorporation or organization)

         2503 SOUTH HANLEY ROAD
          ST. LOUIS, MISSOURI                            63144
(Address of principal executive offices)              (Zip Code)


                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

==============================================================================




ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  On January 11, 2005, K-V Pharmaceutical Company (the "Company") and certain of its subsidiaries, entered into an amendment (the "Amendment") to their Loan Agreement, dated as of June 18, 1997, as amended (the "Loan Agreement"), with Lasalle Bank National Association ("LaSalle"). The Amendment, which was deemed effective as of December 20, 2004, extended the maturity date of the credit commitment under the Loan Agreement from December 20, 2004 to December 20, 2005, and increased the amount of the supplemental credit commitment for acquisitions under the Loan Agreement from $25 million to $30 million.

                  On January 11, 2005, the Company and certain of its subsidiaries also entered into an amendment and restatement of the Loan Agreement (the "Amendment and Restatement"), deemed effective as of December 31, 2004, with LaSalle and Citibank, F.S.B. ("Citibank"). The Amendment and Restatement (1) increased the amount of the supplemental credit commitment for acquisitions under the Loan Agreement from $30 million to $60 million,
(2) increased the amount of the revolving credit commitment under the Loan Agreement from $40 million to $80 million, and (3) added Citibank as an additional lender.

                  The foregoing summary is qualified in its entirety by the Amendment and the Amendment and Restatement, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this report.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

                  10.1 Tenth Amendment to Loan Agreement, dated as of December 20, 2004 by and among Lasalle Bank National Association and K-V Pharmaceutical Company (and its subsidiaries).

                  10.2 Amended and Restated Loan Agreement, dated as of December 31, 2004 by and among K-V Pharmaceutical Company (and its subsidiaries) and Lasalle Bank National Association and Citibank, F.S.B.

                                *    *    *


                                     -2-


                                 SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 18, 2005

                                            K-V PHARMACEUTICAL COMPANY


                                            By:   /s/ GERALD R. MITCHELL
                                               ------------------------------
                                               Gerald R. Mitchell
                                               Vice President and
                                               Chief Financial Officer



                                     -3-